Goodwill And Other Intangible Assets	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill And Other Intangible Assets
Goodwill and Other Intangible Assets
We are required to review goodwill and indefinite-lived intangible assets annually for impairment. Goodwill impairment is tested at the reporting unit level on an annual basis and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. For the years ended December 31, 2018 and 2017 an assessment for potential impairment was performed and an impairment adjustment was not required.
The following table represents the changes in the carrying value of goodwill and intangibles from December 31, 2016 through December 31, 2018:

Total
(Dollars in Thousands)
Balance as of December 31, 2016	$171,117
Adjustments	—
Balance as of December 31, 2017	171,117
Adjustments	—
Balance as of December 31, 2018	$171,117
The following table summarizes acquired intangible assets with determinable useful lives by major category which are included in "Other Assets" on our consolidated balance sheets:

	As of December 31, 2018			As of December 31, 2017
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(Dollars in Thousands)
Trade name	$22,500	$(7,721)	$14,779	$22,500	$(5,512)	$16,988
Technology and know-how	55,300	(23,503)	31,797	55,300	(17,265)	38,035
Customer related intangible	64,500	(15,070)	49,430	64,500	(10,637)	53,863
Total finite-lived intangible assets	$142,300	$(46,294)	$96,006	$142,300	$(33,414)	$108,886

Amortization expense of intangible assets was $12.9 million, $13.6 million, $14.3 million in 2018, 2017 and 2016, respectively. Estimated annual amortization expense for the next five years will approximate $12.2 million in 2019, $11.4 million in 2020, $10.7 million in 2021, $10.1 million in 2022 and $9.2 million in 2023.